                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                               ------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


                                  July 15, 1998
                Date of Report (Date of Earliest Event Reported)


Headlands Mortgage Securities Inc. (as Sponsor of the Headlands Home Equity Loan
   Trust 1998-1 Revolving Home Equity Loan Asset-Backed Notes, Series 1998-1)


                       HEADLANDS MORTGAGE SECURITIES INC.
                       ----------------------------------
             (Exact Name of Registrant as Specified in Its Charter)



        Delaware                    333-28031-2                  68-0397342
----------------------------     ----------------            ----------------
(State or Other Jurisdiction     (Commission File            (I.R.S. Employer
     of Incorporation)                Number)                Identification No.)

           1100 Larkspur Landing Circle, Suite 101, Larkspur, CA 94939
           -----------------------------------------------------------
                    (Address of Principal Executive Offices)



                                 (415) 461-6790
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.           Other Events
                  ------------

                  Headlands Mortgage Securities Inc. (the "Company") has previously registered the offer and sale of the Headlands Home Equity Loan Trust 1998-1 Revolving Home Equity Loan Asset-Backed Notes Series, 1998-1 (the "Series 1998-1 Notes").

                  The following exhibit which relates specifically to the Series 1998-1 Notes is included with this Current Report:

Item 7(c).        Exhibits
                  --------

                  10.1 Monthly Payment Date Statement distributed to holders of Series 1998-1 Notes dated July 15, 1998.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:    July 17, 1998



                                    HEADLANDS MORTGAGE
                                    SECURITIES INC.



                                    By: /s/ Gilbert J. MacQuarrie
                                       -----------------------------------------
                                        Gilbert J. MacQuarrie
                                        Vice President, Treasurer and Secretary
                                        (Principal Financial Officer and
                                        and Principal Accounting Officer)

                                  EXHIBIT INDEX


Exhibit Number                                                       Page Number
--------------                                                       -----------

10.1     Monthly Payment Date Statement distributed to
         holders of Series 1998-1 Notes dated July 15,
         1998................................................................5